Net investment in lease	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Net investments in lease	Net investment in lease:

	2021	2020
Undiscounted lease receivable	$1,448.2	$773.2
Unearned interest income	(689.9)	(343.9)
Net investment in lease	$758.3	$429.3

	2021	2020
Lease receivables	$751.4	$429.3
Unguaranteed residual value	6.9	—
Net investment in lease	758.3	429.3
Current portion of net investment in lease	(16.8)	(10.7)
Long-term portion of net investment in lease	$741.5	$418.6
In February 2020, the bareboat charters for the six vessels acquired in November 2019 were modified to extend the terms of the leases by six years, with similar purchase options. As a result of the modification, it was determined that the customer is no longer reasonably certain to exercise the purchase options and these leases were reclassified as operating leases.
In February 2021, the Company commenced a fixed rate bareboat charter with a term of 18 years on a 12,000 TEU vessel, which has been classified as a sales-type lease. No gain or loss was recognized on commencement date.
In September and November 2021, the Company commenced one and two 18-year fixed rate bareboat charters, respectively, each for a 12,200 TEU vessel. The bareboat charters have been classified as a sales-type lease and no gain or loss was recognized on the commencement dates.
At December 31, 2021, the minimum lease receivable from direct financing leases are as follows:

2022	$79.3
2023	79.3
2024	79.5
2025	79.3
2026	79.3
Thereafter	1,051.5
$1,448.2